Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 89,743,208	$ 74,981,619
Notes receivable from participants	1,269,683	1,268,144
Contributions receivable
Employer	284	0
Participant	567	0
Net Assets Available for Benefits	$ 91,013,742	$ 76,249,763